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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report:  September 14, 1995



                          U S WEST COMMUNICATIONS, INC.


     A Colorado          Commission File          IRS Employer Identification
     Corporation         Number 1-3040            No. 84-0273800


                7800 East Orchard Road, Englewood, Colorado 80111


                         Telephone Number (303) 793-6500

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Item 7.   Exhibits

     4a.   Form of Note.

     4b.   Form of Debenture.